Execution Version

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

Exhibit 10.1

SECOND AMENDMENT TO TERMINAL SERVICES AGREEMENT

This Second Amendment to Terminal Services Agreement, dated as of June 15, 2016 (the “Second Amendment”), is entered into by and between Joliet Bulk, Barge & Rail LLC, a Delaware limited liability company (“Operator”), and ExxonMobil Oil Corporation, a New York corporation (“Customer”).  Operator and Customer are sometimes referred to herein as, individually, a “Party” and, collectively, the “Parties”.

RECITALS:

WHEREAS, the Parties originally entered into that certain Terminal Services Agreement, dated as of May 28, 2014 (as amended, modified or supplemented to date, the “Agreement”); and

WHEREAS, the Parties wish to further amend the Agreement, upon the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agrees as follows:

ARTICLE I

DEFINITIONS

Section 1.1Capitalized Terms.  Unless otherwise defined herein, capitalized terms used in this Second Amendment shall have the respective meanings ascribed to such terms in the Agreement.

Section 1.2Definitions Deleted from Annex I to the Agreement.  Annex I to the Agreement is hereby amended by deleting the existing terms of “Minimum Volume Commitment” and “Excess Fee” appearing therein, and the term “Non-Dedicated Tanks” appearing therein is amended and restated as provided in Section 1.3 of this Second Amendment.

Section 1.3Definitions Added to Annex I to the Agreement.  Annex I to the Agreement is hereby further amended by inserting the following new definitions in Annex I in proper alphabetical order, as follows:

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

“Additional Volume Commitment” is defined in Section 7.21.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

“Additional Volume Fee” is defined in Section 7.21.

“Additional Term” is defined in Section 7.21.

“Car Storage Fee” is defined in Section 7.22.

“Deficiency Period” is defined in Section 7.21.

“Deficiency Period Volume” is defined in Section 7.21.

“Deficit Volumes” is defined in Section 7.21(c)(ii).

“Deficit Exercised Option Volumes” is defined in Section 7.4.

“Empty Car” is a Track Car that contains no Product or contains only residual Product that customarily remains in a Track Car following the unloading thereof.

“Excess Volume Fee” is defined in Section 7.6.

“Heated Product” is defined in Section 7.15.

“Loaded Car” is a Track Car that contains Product other than residual Product that customarily remains in a Track Car following the unloading thereof.

“Lock In Volume Period” is defined in Section 7.10.

“Monthly Additional Volume Commitment Payment” is defined in Section 7.21.

“Non-Dedicated Tank” means one of the two 150,000 Barrel (nominal capacity) tanks referred to in Section 1.2, which no longer constitutes a Dedicated Tank hereunder in accordance with the provisions of Section 1.4.

“Priority Access” is defined in Section 7.20.

“Second Amendment Effective Date” means June 15, 2016.

“Track Cars” is defined in Section 7.22.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

ARTICLE II

OTHER AMENDMENTS TO TERMINALLING AGREEMENT

Section 2.1Amendment to Section 1.4 of the Agreement.  The Agreement is hereby amended by deleting Section 1.4 thereof in its entirety and inserting in place thereof the following new Section 1.4:

1.4

From and after the Second Amendment Effective Date, Customer shall no longer be entitled to use the second Dedicated Tank as a Dedicated Tank under this Agreement and all references in this Agreement to “Dedicated Tanks” shall be deemed to refer to only one (1) Dedicated Tank.  Not later than 15 days’ following receipt of written notice from Operator, the Customer shall cause the Minimum Inventory (i.e., the tank heels) in the Tank that constitutes the Non-Dedicated Tank to be removed or disposed of in accordance with Section 31.2 of the GTCs.  If Customer nominates and delivers Product in accordance with the terms hereof in excess of that which can be accommodated in the sole Dedicated Tank hereunder, Operator shall accommodate the storage of such excess volumes to the extent additional tank capacity is available; provided that any such accommodation by Operator of such excess volumes shall be in a Non-Dedicated Tank and Operator shall be entitled to commingle Product with similar product of third parties provided reasonable advance notice is given to Customer; and, provided further that during the Additional Term, nothing contained herein shall restrict the Operator from granting to another customer of the Facility exclusive use of the Non-Dedicated Tank.

Section 2.2Amendment to Section 2.2 of the Agreement. The Agreement is hereby further amended by deleting Section 2.2 thereof in its entirety and inserting in place thereof the following new Section 2.2:

2.2

Operator shall cause all railcars to receive a visual inspection by a qualified AAR (Association of American Railroads) railcar inspector upon arrival and prior to departure for any evident damage.  Operator will report any railcar damage discovered by such inspections daily to Customer in accordance with industry practice, including the (i) railcar number, (ii) railcar’s arrival date, (iii) bad order date, (iv) dwell days and (v) railcar’s current status.  Operator may remove the damaged railcars, or cause the damaged railcars to be removed, from Customer’s Unit Train, or perform minor railcar repairs in accordance with AAR standards if determined to

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

be necessary by Operator and/or Customer and approved by Customer; provided that, notwithstanding anything to the contrary contained herein, (x) Operator has no obligation to make any such repairs, (y) Operator shall assume no responsibility or liability for damaged railcars received except to the extent that such damage is caused by Operator, and (z) Operator shall have no liability for any such repair except to the extent that such repair is not made in accordance with AAR standards, in which case such liability shall, except in the case of gross negligence or willful misconduct, be limited solely to, at the option of Customer, the duty to correct any such deficient repair at the cost and expense of Operator or refund to Customer the amounts paid by Customer for such repair.  If any damaged railcars are found on Unit Trains owned by a third party delivering Products on behalf of Customer, Operator will notify the third party and Customer.  Outbound inspections will meet the requirements of CFR 49.173.31 (d) “Examination before shipping”.  The amount due and payable by Customer for damaged railcar repairs made by Operator, if at all, shall be equal to the costs incurred by Operator for making such repairs plus ***** percent (*****%).

Section 2.3Amendment to Section 2.7 of the Agreement.  The Agreement is hereby further amended by deleting the second sentence of Section 2.7 thereof in its entirety and inserting in place thereof the following new sentence:

Any storage of Customer railcars on the repair-in-place track at the Facility will be charged to the Customer at the rates set forth in Section 7.15(d).

Section 2.4Amendment to Section 6.2 of the Agreement.  The Agreement is hereby further amended by deleting Section 6.2 thereof in its entirety and inserting in place thereof the following new Section 6.2:

Customer may elect to extend the Initial Term by up to two additional one-year terms (each, an “Extension Term”) at its option.  If Customer elects to extend the Initial Term or the then expiring Extension Term (as the case may be), notice shall be provided to Operator at least nine months in advance of the date of expiration of the Initial Term or of the first Extension Term, as applicable.  Within 90 days after such notice, Operator has the option to notify Customer of Operator’s decision not to extend the Option Volume component of this Agreement. If the Option Volume component is not extended, then Customer’s obligations related to the Exercised Option Volume and the Exercised Option Fee shall end at the end of the Initial Term or first Extension Term, as applicable.  During

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

any such Extension Term, Customer shall continue to pay the Monthly Committed Payment and, if applicable, Monthly Exercised Option Payment and Monthly Lock In Fee Payment as set forth in Section 7 and, in each case, as adjusted pursuant to Section 7.18 without any reduction in the Base Fee or the Exercised Option Fee pursuant to Section 1.3(a) during any Extension Term.  Following the expiration of the Initial Term and, if the Initial Term is extended for one or more Extension Terms, the expiration of all Extension Terms, the term of this Agreement shall be extended for the Additional Term, if any, as established pursuant to Section 7.21 (the Initial Term, as extended by one or more Extension Terms, if at all, and by the Additional Term, if any, collectively, the “Term”).  Notwithstanding any provision to the contrary contained in this Agreement, during the Additional Term, if any, the provisions of this Agreement relating to the Committed Volume and payment of the Monthly Committed Payment, Option Volume and payment of the Exercised Option Fee, and Lock in Volume and payment of the Monthly Lock In Fee Payment, shall not apply.

Section 2.5Amendment to Section 7.1 of the Agreement.  The Agreement is hereby further amended by deleting Section 7.1 thereof in its entirety and inserting in place thereof the following new Section 7.1:

7.1	Customer commits to deliver ***** Barrels of Product per day (the “Committed Volume”) via railcar to the Facility ratably over the Initial Term.

Section 2.6Amendment to Section 7.4 of the Agreement. The Agreement is hereby further amended by deleting the last two sentences of Section 7.4 of the Agreement and inserting in place thereof the following new sentences:

The “Exercised Option Fee” is $***** per Barrel. The Operator will have the right, throughout the Term (including any Additional Term) and in its sole discretion, to increase or decrease the Exercised Option Fee at the end of every three (3) month period from and after the Second Amendment Effective Date (commencing with the three (3) month period beginning on the first calendar day of the month following the month in which the Second Amendment Effective Date occurs) by giving written notice to Customer at least thirty six (36) days prior to the expiration of such three (3) month period. The Exercised Option Fee then in effect may be increased by up to but not more than $***** per Barrel, with such increase to become effective upon the first calendar day of the next succeeding three (3) month period; provided, however, that the Exercised Option Fee shall not at any time exceed $***** per Barrel.  The Operator may elect to

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

decrease the Exercised Option Fee at any time by the giving of written notice as provided in this Section 7.4.  The “Monthly Exercised Option Payment” due Operator for any month in which Option Volumes are unloaded at the Facility shall be the Exercised Option Fee multiplied by the Exercised Option Volumes so unloaded at the Facility for such month; provided, however, that if the Customer shall deliver to the Facility during such month less than the Exercised Option Volumes per day specified to be delivered pursuant to the notice given by Customer pursuant to Paragraph 2.b of Exhibit B (the total amount of deficit Barrels for such month, the “Deficit Exercised Option Volumes”), Customer shall pay to Operator a fee with respect to each Barrel included in such Deficit Exercised Option Volumes in accordance with the schedule set forth on Exhibit E to this Agreement.

Section 2.7Amendment to Section 7.5 of the Agreement.  The Agreement is hereby further amended by deleting Section 7.5 thereof in its entirety and inserting in place thereof the following new Section 7.5:

7.5

Customer shall be obligated to pay the Monthly Committed Payment and, if applicable, the Monthly Lock In Fee Payment regardless of whether Customer in fact delivers all or any of the Committed Volumes or, if applicable, the Lock In Volume or any Exercised Option Volumes.  Such payments are fixed fees that shall be due and payable irrespective of actual Product delivered by Customer to the Facility.  Payment by Customer of such fees for a particular month or months shall not reduce or otherwise affect Customer’s obligation to pay the Monthly Committed Payment, and if applicable, the Monthly Lock In Fee Payment for any subsequent month or months.

Section 2.8Amendment to Section 7.6 of the Agreement. The Agreement is hereby further amended by deleting Section 7.6 thereof in its entirety and inserting in place thereof the following new Section 7.6:

7.6

If, for any given delivery month during the Term, Customer nominates volumes per day in accordance with Exhibit B to this Agreement above (i) the sum of the Committed Volume and the Exercised Option Volume for such month or (ii) if the Lock In Volume Period shall then be in effect, the Lock In Volume or (iii) during the Additional Term, the Additional Daily Volume for such month, then Operator shall use commercially reasonable efforts to handle such additional volume (including, during the Additional

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

Term, Deficit Volumes to the extent deliverable in such month as contemplated by Section 7.21(c)(ii)), subject to Facility limitations and subject to the contractual rights of other users, and shall give written notice to Customer not later than ***** day of the month preceding the given month of delivery of the amount of additional volume Operator can so handle at the Facility for such month, in which case the unloading rate for each Barrel of excess volume for such month shall be such rate as shall be mutually agreed upon in writing by Operator and Customer and, in the absence of Customer and Operator reaching mutual agreement upon such unloading rate, the unloading rate payable with respect to such additional volume for such month shall be equal to $***** per Barrel as adjusted in accordance with Section 7.18 hereof (such unloading rate, the “Excess Volume Fee”); provided however that, for the avoidance of doubt, ***** shall be charged to Customer for the unloading of any Deficit Volumes in any month during the Additional Term to the extent such Deficit Volumes are delivered in such month as contemplated by Section 7.21(c)(ii).

Section 2.9Amendment to Section 7.8 of the Agreement.  The Agreement is hereby further amended by deleting Section 7.8 thereof in its entirety and inserting in place thereof the following new Section 7.8:

7.8	[INTENTIONALLY OMITTED.]

Section 2.10Amendment to Section 7.10 of the Agreement.  The Agreement is hereby further amended by deleting the first sentence of Section 7.10 thereof and inserting in place thereof the following new sentences:

Subject to the provisions of this Section 7.10, Customer may elect to commit to throughput at the Facility ***** Barrels of Product per day (the “Lock In Volume”) for any period of twelve months (or, if the remaining Term (excluding the Additional Term) shall then be less than twelve months, for the remaining balance of such Term) (such period, the “Lock In Volume Period”) and forego the payment of the Monthly Committed Payment in exchange for payment of the Monthly Lock In Fee Payment during such Lock In Volume Period; provided, however, that (i) any Lock In Volume Period shall commence on the first day of a calendar month and (ii) if Customer has not elected to commit to the Lock In Volume by delivering its exercise notice to Operator on or before the first anniversary of the Second Amendment Effective Date, then any obligation on the part of Operator to accept Customer’s election to commit to the Lock In Volume

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

pursuant to this Section 7.10 shall be subject to Facility limitations and the contractual rights of other users.

Section 2.11Amendment to Section 7.10 of the Agreement.  The Agreement is hereby further amended by deleting the first sentence of clause (a) of Section 7.10 of the Agreement and inserting in place thereof the following new sentences:

If Customer desires to elect to commit to the Lock In Volume during the Initial Term or any Extension Term, Customer shall give Operator written notice at least two (2) full calendar months prior to the month in which Customer desires to commence delivery to the Facility of the Lock In Volume.  Customer may elect to continue the ***** Barrels of Product per day Lock In Fee commitment for a succeeding twelve month period (or, if less, the remaining balance of the Term (excluding the Additional Term)) by giving written notice to Operator not less than two (2) full calendar months prior to the expiration of the then expiring Lock In Volume Period.

Section 2.12Amendment to Section 7.10 of the Agreement.  The Agreement is hereby further amended by deleting clauses (b), (c) and (d) of Section 7.10 of the Agreement in their entirety and inserting in place thereof the following new clauses:

(b)[INTENTIONALLY OMITTED].

(c)[INTENTIONALLY OMITTED].

(d)[INTENTIONALLY OMITTED].

Section 2.13Amendment to Section 7.11 of the Agreement.  The Agreement is hereby further amended by deleting Section 7.11 thereof in its entirety and inserting in place thereof the following new Section 7.11:

7.11[INTENTIONALLY OMITTED].

Section 2.14Amendment to Section 7.12 of the Agreement.  The Agreement is hereby further amended by deleting Section 7.12 thereof in its entirety and inserting in place thereof the following new Section 7.12:

7.12[INTENTIONALLY OMITTED.]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

Section 2.15Amendment to Section 7.15 of the Agreement.  The Agreement is hereby further amended by deleting Section 7.15 thereof in its entirety and inserting in place thereof the following new Section 7.15:

7.15	The following additional services will be provided by the Operator to the Customer upon written request:

(a)Tank to tank transfers: $***** per Barrel of Product.

(b)

Unloading of railcars in configurations of fewer than 100 cars will not incur any additional charge to Customer so long as the average monthly volume of Customer Product unloaded at the Facility remains below ***** Barrels per day. In the event the average monthly volume of Customer Product unloaded at the Facility exceeds ***** Barrels per day for any month, then any trains carrying Product of Customer that are received in configurations under 100 cars will incur a surcharge of $***** per Barrel for such barrels in such month.

(c)	Blending of Product: $***** per blended Barrel of Product + $*****/hour of blending time.

(d)

Railcar storage for empty railcars on repair-in-place track:  $***** per railcar per day.  Storage charges will commence 72 hours after written/email notification is sent to Customer, however in no case will railcar storage fees begin to accrue until cars have been physically placed and accessible on repair-in-place track.  Charges will cease immediately upon notification of release by Customer’s repair company and placement of railcar on next available Customer outbound train.

(e)	Customer will reimburse Operator the actual utility charges plus ***** percent for any tank heating costs. Customer must provide Operator with temperature instructions for any heated tank.

(f)

With respect to any Customer Product received at the Facility with an API Gravity between 8º and 17º  or any other Product that would require the use of heated tank storage (collectively, the “Heated Product”) Customer will (i) incur an additional charge of

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

$***** per Barrel for each Barrel of Heated Product unloaded at the Facility and (ii) to the extent that the time to unload the Heated Product shall exceed the unloading times set forth in Section 8.6, reimburse Operator for the costs of locomotive power that is incurred by Operator as a result of the additional time associated with unloading such Heated Product. The Heated Product charge of $***** will be reduced to $***** per barrel once the Facility has received during the Term the cumulative total of ***** Barrels of Heated Product from the Customer.

Section 2.16Amendment to the Agreement.  The Agreement is hereby further amended by deleting Section 7.18 thereof in its entirety and inserting in place thereof the following new Section 7.18:

7.18

Throughout the Term, the Base Fee, the Exercised Option Fee, the Lock In Fee, the Excess Volume Fee and the Additional Volume Fee shall be escalated on each anniversary of the Commencement Date based on the greater of (i) 1.5% and (ii) the U.S. City average increase of the Consumer Price Index for the prior year as published by the U.S. Bureau of Labor Statistics.

Section 2.17Amendment to the Agreement.  The Agreement is hereby further amended by adding the following new Sections 7.20, 7.21 and 7.22 after Section 7.19 of the Agreement:

7.20

Operator will provide Customer with priority access to the Facility in accordance with the provisions of this Section 7.20 for the Option Volume of ***** Barrels for the full length of the Initial Term and Extension Term(s), as the case may be (such access, “Priority Access”); provided, however, that such Priority Access will not apply to any Additional Term elected pursuant to Section 7.21.  For purposes of this Section 7.20, Priority Access means that, during the Priority Access period, the volume of the Customer’s Product equivalent to the sum of the Committed Volume and Option Volume that is nominated and scheduled for unloading in accordance with Exhibit B shall be unloaded by the Operator at the Facility without any undue delays due to the activities of any other customer of the Facility during such Priority Access period; provided, however, that any reduction in service at the Facility due to a Force Majeure shall be applied pro rata among all customers then using the Facility.  If Customer does not nominate its Option Volume for a given

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

month in accordance with Exhibit B, then Operator will not be obligated to ensure Priority Access for the Customer during such month.

7.21

Notwithstanding the provisions of Section 7.7, the Operator and the Customer agree that the Customer shall have the right to elect to extend the term of this Agreement beyond the Initial Term or, if Customer shall have elected to extend the Initial Term for one or more Extension Terms, beyond the last expiring Extension Term to unload certain volumes of Product, in accordance with the provisions of this Section 7.21:

(a)

The Operator will calculate for each month falling within every six (6) month period occurring within the Initial Term, starting with the first anniversary of the Commencement Date (each, a “Deficiency Period”), the amount by which the total number of Barrels of Product actually delivered to the Facility for such month shall be less than (if at all) the total Committed Volumes for such month (the sum of the aggregate number of Barrels for each such month during such Deficiency Period, the “Deficiency Period Volume”); provided that for the last six (6) month period immediately preceding the end of the Initial Term, the Deficiency Period Volume shall be deemed to be equal to two (2) multiplied by the Deficiency Period Volume (if any) for the first three (3) months of such six (6) month period).

(b)

The Operator will, not later than 10 days following the end of each Deficiency Period (or, for the last Deficiency Period, not later than 80 days prior to the end of the Initial Term), deliver a report to the Customer setting out the Deficiency Period Volume for such Deficiency Period and the Customer will have thirty (30) days following receipt of such report to elect, by written notice to the Operator, whether any amount between zero and the Deficiency Period Volume shall be added to an account which will aggregate the sum of all Deficiency Period Volume elections Customer has made pursuant to the provisions of this Section 7.21 (such aggregate sum for all Deficiency Periods, the “Additional Volume Commitment”); provided that for the first two Deficiency Periods, Operator will deliver, not later than fifteen (15) days following the Second Amendment Effective Date, one report consolidating the Deficiency Period Volume for both such Deficiency Periods, and

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

Customer will have thirty (30) days following receipt of such report to elect the Additional Volume Commitment for the consolidated Deficiency Periods.  The Additional Volume Commitment will become committed volumes deliverable during the Additional Term as established in accordance with the provisions of this Section 7.21, and the unloading fee payable for the Additional Volume Commitment shall be equal to $***** per Barrel as adjusted pursuant to Section 7.18 (the “Additional Volume Fee”).

(c)

Commencing with the first day following the expiration of the Initial Term (or, if the Customer has elected to extend the Initial Term for one or more Extension Terms, the first day following the expiration of the last Extension Term), the Customer commits to deliver via railcar to the Facility the Additional Volume Commitment for the period of time established pursuant to the provisions of this Section 7.21(c) (such period, the “Additional Term”), subject to the following terms and conditions:

(i)

The Customer shall have the right, by giving written notice to the Operator at least sixty (60) days prior to the expiration of the Initial Term, to specify the number of Barrels of Additional Volume Commitment the Customer shall desire to unload at the Facility on a daily basis during the Additional Term; provided that the Customer must select at least ***** Barrels per day but not more than ***** Barrels per day of Additional Volume Commitment; and provided further that if the Customer shall have failed to timely make such selection, the Customer shall be deemed to have selected ***** Barrels of Additional Volume Commitment per day unless the Additional Volume Commitment shall be greater than ***** Barrels, in which case the Customer shall be deemed to have selected such number of Barrels of Additional Volume Commitment per day as shall equal the quotient of the Additional Volume Commitment divided by ***** (such daily number of Barrels selected or deemed selected, the “Additional Daily Volume”).  Following the determination of the Additional Daily Volume as provided herein, the

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

duration of the Additional Term shall be computed and shall consist of such number of days as shall be equal to the quotient of the Additional Volume Commitment divided by the Additional Daily Volume.

(ii)

The “Monthly Additional Volume Commitment Payment” due Operator for any month during the Additional Term shall be equal to the Additional Volume Fee multiplied by the Additional Daily Volume multiplied by the number of days in the applicable month, and such Monthly Additional Volume Commitment Payment shall become due and payable regardless of whether the Customer delivers all or any of the Additional Volume Commitment.  Notwithstanding the foregoing and with respect to any month throughout the Additional Term, if the number of Barrels of Product actually delivered by the Customer for such month is less than an amount equal to the product of the Additional Daily Volume and the number of days in such month (such amount for such month, the “Deficit Volumes”), then the Customer will have the right to deliver such Deficit Volumes to the Facility at any time during the next ***** months during the Additional Term as follows:  (w) the maximum number of Barrels of Deficit Volumes deliverable to the Facility per day during any month shall not exceed the amount by which ***** exceeds the Additional Daily Volume; (x) the Customer shall ***** for any Deficit Volumes delivered by the Customer during such month; (y) the Deficit Volumes for such month will, if not used within the next succeeding ***** month period, expire; and (z) for the avoidance of doubt, in no event will the delivery of any Deficit Volumes in any month have the effect of releasing or reducing the Customer’s obligation to pay the Monthly Additional Volume Commitment Payment for such month.

(iii)

Upon the expiration of the Additional Term, the right of the Customer to deliver Barrels at the Additional Volume Fee (or deliver Barrels in respect of the Deficit Volumes) pursuant to this Section 7.21 shall terminate.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

(iv)

Notwithstanding anything to the contrary contained herein, the obligation on the part of the Operator to unload more than, with respect to any calendar month during the Additional Term, the product of the Additional Daily Volume and the number of days in such month shall be subject to the provisions of Section 7.6; provided, however, that Operator shall accept all Deficit Volumes (if any) nominated by the Customer for such month, using commercially reasonable efforts and subject to Facility limitations and contractual rights of other users, in accordance with the nomination provisions of Exhibit B and ***** unloading fee for such Deficit Volumes as provided in clause (ii) of this Section 7.21(c).

(v)

In no event shall the Additional Term be for a period of more than three (3) years from the end of the Initial Term or, if Customer shall have elected to extend the Initial Term for one or more Extension Terms, from the end of the last expiring Extension Term.

7.22

During the Term and subject to the provisions of this Section 7.22, the Customer shall have the right to store at the Facility up to 120 railcars owned or leased by the Customer (or its affiliates) that are designed to carry Product that meet the specifications set forth in Exhibit B-1 to this Agreement (the “Track Cars”).  For the avoidance of doubt, the provisions of this Section 7.22 do not apply to the storage of railcars on the Facility’s repair-in-place track contemplated by Section 2.7, which repair-in-place railcar storage shall be governed by the provisions thereof.

(a)

The Customer shall provide the Operator with at least seven (7) days’ written notice of any request to store any Track Cars at the Facility.  Notification shall include the expected date and time of arrival of the Track Cars, the number of Track Cars that the Customer desires to store at the Facility, the anticipated term for storage of such Track Cars and whether such Track Cars are Empty Cars or Loaded Cars. The Operator shall, as soon as practicable following any such request, deliver notice (which may be telephonic or by email) to the Customer, setting out the number

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

of Loaded Cars and Empty Cars (as the case may be) that the Operator can accept for storage at the Facility, along with the duration as to which the Operator shall permit the Loaded Cars or Empty Cars (or both, as the case may be) to be so stored at the Facility; provided, however, that no Loaded Car may be stored at the Facility for more than ***** days following delivery thereof to the Facility except as otherwise agreed to in writing by the Operator in its sole discretion.  If the Operator rejects the Customer’s request to store any Track Cars, the Operator shall set forth the reason as for such rejection.  All Track Cars delivered by the Customer for storage at the Facility shall at all times be in satisfactory condition for movement in the normal interchange of rail traffic, complete with all parts, equipment and accessories.  Notwithstanding any provision contained herein to the contrary, the obligation of the Operator to store any of the Customer’s Track Cars at the Facility pursuant to this Section 7.22 shall be subject to the consent of the Operator, which consent shall not be unreasonably withheld; provided that, without limiting any other reason that may constitute a reasonable basis to withhold such consent, the Customer agrees that the following reasons shall be deemed to be a reasonable basis for withholding consent to any Customer request to store Track Cars: (i) insufficient track storage space at the Facility, including due to the storage of railcars of other customers; (ii) interference with the day-to-day operations of the Facility; (iii) unsafe Track Cars; and (iv) amount of product or residual product that is contained in the Track Cars.

(b)

The Operator shall determine the location for the storage of the stored Track Cars at the Facility (which location may be changed from time to time in the Operator’s discretion), and upon the request of the Customer, the Operator shall advise the Customer (which may be telephonic or by email or any other means of communication) of the location at the stored Track Cars at the Facility.

(c)

Any Track Cars stored at the Facility shall be removed by the Customer not later than the expiration or earlier termination of the Term; provided, however, that the Operator shall have the right, upon not less than fourteen (14) days prior written notice (or, in the

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

case of an emergency, such shorter period of time as the Operator shall require, taking into account the urgency of the situation), to require the Customer to remove from the Facility all or any portion of the stored Track Cars stored at the Facility; and, provided, further, that the Customer shall not permit any Loaded Car to be stored at the Facility for more than ***** days following the date of delivery thereof to the Facility except as otherwise agreed to in writing by the Operator in its sole discretion.  If the Customer fails to remove the stored Track Cars in accordance with the provisions of this Section 7.22, the Operator shall have the right, at the reasonable cost and expense of the Customer, to remove or cause to be removed the stored Track Cars to a location designated by the Operator (and which is suitable for the storage of railcars) upon at least five (5) days’ prior written notice to the Customer (during which period the Customer shall have the further right to remove or cause to be removed such stored Track Cars or to specify a commercially reasonable location to which the stored Track Cars should be delivered by the Operator).

(d)

The rights of the Customer to store Track Cars at the Facility pursuant to this Section 7.22 shall be subject to such policies and procedures as may be established by the Operator from time to time with respect to the storage of rail cars at the Facility.  The Customer acknowledges and agrees that any Track Cars stored at the Facility shall be stored at the sole risk (including risk of loss or damage) to the Customer and that the Operator shall have no (i) obligation, at any time during the storage of any Track Cars, to inspect or repair any such Track Cars or (ii) liability (and the Customer hereby releases the Operator from any liability) of any nature to the Customer (or any third party) in connection with or as a result of any Track Cars stored at the Facility except to the extent that such liability arises out of the negligence or willful misconduct of the Operator.  The Track Cars may not be repaired while being stored at the Facility pursuant to the provisions of this Section 7.22, unless otherwise agreed in writing by the Operator.

(e)	The Customer shall pay to the Operator a monthly fee for each Track Car stored at the Facility during any month pursuant to this Section 7.22 equal to the Car Storage Fee multiplied by the number

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

of full or partial days such Track Car is so stored at the Facility, which fee shall be calculated from the day such Track Car is placed in storage to the day such Track Car is removed from storage.  For purposes hereof, the “Car Storage Fee” with respect to each Track Car stored at the Facility pursuant to this Section 7.22 shall be (i) during the ***** period commencing on the Second Amendment Effective Date, $***** per car for Empty Cars and $***** per car for Loaded Cars, and (ii) during any period after the expiration of such ***** period, such rate as shall be mutually agreed to in writing by the Operator and the Customer; provided that the Operator may reject any such rate proposed by the Customer in its sole discretion.  All documented, actual out-of-pocket costs and expenses (but excluding the Operator’s labor costs) for moving the Track Cars in and out of the Facility, moving the Track Cars from an unloading spot to a storage location at the Facility, or relocating the Track Cars from a storage location to another storage location at the Facility or moving the Track Cars to ready such Track Cars to depart the Facility, including the cost of power for such Track Cars (to the extent that the Operator incurs costs for such power), shall be for the account of and paid by the Customer or, if incurred by the Operator, reimbursed by the Customer to the Operator, unless the Operator shall have elected to change the storage location of such Track Cars at the Facility at its sole option and without having an operational or safety need or other reasonable basis for doing so, in which case the costs and expenses of relocation shall be borne by the Operator.

Section 2.18.Amendment to the Agreement.  The Agreement is hereby further amended by deleting Section 9.1 thereof in its entirety and inserting in place thereof the following new Section 9.1:

9.1

All fees, charges and other payments that shall accrue under this Agreement or otherwise become owing or payable to Operator under this Agreement (including the Monthly Committed Payment, Monthly Exercised Option Payment (if applicable), Monthly Lock In Fee Payment (if applicable), Monthly Additional Volume Commitment Payment (if applicable), all Car Storage Fees (if any), and any fees for additional services provided hereunder) will be invoiced by Operator to Customer no later than the fifth Business Day of each month of the Term (beginning in the first month after the Commencement Date) and shall become

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due and payable by Customer not later than 15 days following Customer’s receipt of the invoice.

Section 2.19.Amendment to Exhibit B to the Agreement.  Paragraph 2.a. of Exhibit B to the Agreement is hereby amended by (i) deleting the words “the Initial Term and any Extension Term” appearing in the first sentence of Paragraph 2.a of Exhibit B and inserting in place thereof the words “the Term” and (ii) by adding the following new sentence at the end of Paragraph 2.a: “In addition, the Customer will provide Operator, by electronic mail or facsimile, or by other means mutually agreed by Operator and Customer from time to time, not less than ***** days prior to a given calendar month throughout the Term, notice of the number of unit trains that Customer projects to deliver to the Facility for such given calendar month.”

Section 2.20.Amendment to GTCs of the Agreement.  The Agreement is hereby further amended by inserting the following new sentence at the end of Section 4.1 of the GTCs:

“Notwithstanding anything to the contrary contained in this Section 4.1 of the GTCs, upon notice by Operator to Customer and mutual consent of the Parties (which consent shall not be unreasonably withheld or delayed), the quantity of Product received into the Facility shall be based on static shore tank measurements (quantity) prior to and after receipt using certified tank gauge tables.”

Section 2.21.Amendment to GTCs of the Agreement.  The Agreement is hereby further amended by deleting Section 10.1 of the GTCs in its entirety and inserting in place thereof the following new Section 10.1 of the GTCs:

10.1

In the event of any Product spills or other environmentally polluting discharges arising from the operations of the Facility (including at any time during which any railcar containing any Product of or for the benefit of Customer is stored on any track of the Facility, including railcars stored at the Facility pursuant to Section 2.7 or Section 7.22 of the Agreement), clean up and/or any resulting liability for such spills or discharges shall be the sole responsibility of Operator, subject to the following:  in the event of any Product spills or other environmentally polluting discharge at the Facility after the commencement of this Agreement (i) caused by Customer or the operation of a railroad train or railcars(s) delivering or receiving on its behalf, at its request or for its benefit or (ii) arising out of or relating to any railcar containing Product of or for the benefit of Customer at any time during which such railcar is stored on any track of the Facility (including railcars stored at the Facility pursuant to Section 2.7 or Section 7.22 of the Agreement), Operator is authorized to commence containment of and clean-up operations as deemed

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appropriate or necessary by Operator and shall notify Customer immediately of such operations; and all liability (including all Claims, inclusive of Claims made by third parties) and reasonable costs of containment and clean up for such spill or discharge shall be borne by Customer, except that in the event a spill or discharge is the result of joint negligence by both Operator and Customer or Customer’s railroad train or railcar(s) delivering or receiving on its behalf, at its request or for its benefit, all liability (including all such Claims including Claims made by third parties) and costs of containment or clean up shall be borne severally and not jointly by Operator and Customer in proportion to each Party’s (or, in the case of Customer, such railroad train or railcar(s)) negligence.

Section 2.22.Amendment to Exhibit C to the Agreement.  Exhibit C to the Agreement is hereby amended and restated in its entirety in the form of new Exhibit C, which is attached hereto as Appendix I.

Section 2.23.Amendment to the Agreement.  The Agreement is hereby amended by adding new Exhibit E to the Agreement, which is attached hereto as Appendix II.

ARTICLE III

GENERAL PROVISIONS

Section 3.1Effectiveness and Ratification.  All of the provisions of this Second Amendment shall be effective as of the date hereof.  Except as specifically provided for in this Second Amendment, the terms of the Agreement shall remain in full force and effect.  In the event of any conflict or inconsistency between the terms of this Second Amendment and the Agreement with respect to the period of time from and after the date hereof, the terms of this Second Amendment shall prevail and govern.

Section 3.2Headings.  The headings of the sections of this Second Amendment have been inserted for convenience of reference only and are not to be considered part of this Second Amendment and shall in no way affect the interpretation of any of the provisions of this Second Amendment.

Section 3.3Entire Document.  This Second Amendment contains the entire agreement among the Parties with respect to the subject matter hereof.  There are no oral agreements among the Parties with respect to the subject matter hereof.

Section 3.4Governing Law.  This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflicts of

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law principles of such state. Any dispute arising under this Second Amendment shall be governed in accordance with Section 18 of the Agreement.

Section 3.5Counterparts.  This Second Amendment may be executed in any number of counterparts (including facsimile or portable document format (PDF counterparts), each of which, when so executed and delivered, shall constitute an original and all of which shall constitute one document.  Delivery of a copy of the Second Amendment bearing an original signature by facsimile transmission or by electronic mail shall have the same effect as physical delivery of the paper document bearing the original signature.

[Signature page follows]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

IN WITNESS WHEREOF, the Parties have caused their duly authorized officers or representatives to execute and deliver this Second Amendment as of the date first written above.

JOLIET BULK, BARGE & RAIL LLCEXXONMOBIL OIL CORPORATION

By: Arc Terminals Joliet Holdings LLC,

its sole member

By: Arc Terminals Holdings LLC,

its managing member

By:_______________________By:________________________
Name:John BlanchardName: Austin B. Carr
Title:PresidentTitle:   Attorney-in-fact

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

Appendix I

EXHIBIT C

PRODUCT SPECIFICATIONS

Gravity – API per ASTM D-4052	Minimum	8º
Sulfur – wt% per ASTM D-4294	Maximum	7.0
Hydrogen Sulfide – PPM per ASTM D-5705	Maximum	2000 PPM in the vapor space
BS&W – vol% by Karl Fisher	Maximum	1.0
Pour Point – per ASTM D-97	Maximum	-7ºC / 20ºF
Viscosity – cSt per ASTM D-445	Maximum	700 cSt @120ºF
Reid vapor pressure per ASTM-323	Maximum	11.0 psia @37ºC / 100ºF
TAN	Maximum	4

Contaminants – The specifications listed in the table on this Exhibit C define only a basic purity for the Product.  The Product shall also be free of any contaminants, including dirt, rust, scale and all other types of solid contaminants, caustics, chlorides, heavy metals and oxygenates.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.  THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE WITH FIVE ASTERISKS (*****).

Appendix II

EXHIBIT E

DEFICIT EXERCISED OPTION VOLUMES

If the sum of Committed Volumes and Exercised Option Volumes per day originally communicated to Customer ***** days prior the calendar month in question were:	And if the sum of Committed Volumes and Exercised Option Volumes actually delivered per day during the calendar month in question were:	Then the fee payable on the Deficit Exercised Option Volumes per Barrel per day shall be equal to:
Up to ***** Barrels per day	Less than or equal to ***** Barrels per day	*****
Greater than ***** Barrels per day but less than or equal to ***** Barrels per day	Less than or equal to ***** Barrels per day	$***** per Barrel
Greater than ***** Barrels per day but less than or equal to ***** Barrels per day	Less than or equal to ***** Barrels per day	$***** per Barrel
Greater than ***** Barrels per day but less than or equal to ***** Barrels per day	Greater than ***** Barrels per day but less than or equal to ***** Barrels per day	*****
Greater than ***** Barrels per day	Less than the sum of the Committed Volumes and Exercised Option Volumes per day originally communicated to Customer ***** days prior the calendar month in question	$***** per Barrel